      As filed with the Securities and Exchange Commission on July 20, 1999
                                               Registration No. 333-____________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                             INET TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                      75-2269056
  (State or other jurisdiction                 (IRS Employer Identification No.)
of incorporation or organization)

                        1255 WEST 15TH STREET, SUITE 600
                               PLANO, TEXAS 75075
               (Address of principal executive offices) (Zip Code)

                      1998 STOCK OPTION/STOCK ISSUANCE PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)

                                 ELIE S. AKILIAN
                        PRESIDENT, CHIEF EXECUTIVE OFFICE
                                  AND DIRECTOR
                             INET TECHNOLOGIES, INC.
                        1255 WEST 15TH STREET, SUITE 600
                               PLANO, TEXAS 75075
                     (Name and address of agent for service)
                                 (972) 578-6100
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------------
                                                                      Proposed              Proposed
                 Title of                                             Maximum               Maximum
                Securities                      Amount                Offering             Aggregate             Amount of
                  to be                          to be                 Price                Offering            Registration
                Registered                   Registered(1)           per Share                Price                 Fee
                ----------                   -------------           ---------             ---------            ------------
   1998 Stock Option/Stock Issuance Plan    5,923,950 shares           $29.00 (2)        $171,794,550.00 (2)    $47,758.88
   Common Stock, $0.001 par value
                                              826,050 shares           $0.64 (3)          $528,672.00 (3)        $146.97

   Employee Stock Purchase Plan
   Common Stock, $0.001 par value             750,000 shares           $29.00(2)          $21,750,000.00(2)     $6,046.50
                                                                                                                ---------

   Aggregate Registration Fee                                                                                   $53,952.35
----------------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Employee Stock Purchase Plan or the 1998 Stock Option/Stock Issuance Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Registrant's Common Stock on July 14, 1999, as reported by the Nasdaq National Market.

(3) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average exercise price per share in effect under the outstanding options covering these securities.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

          Inet Technologies, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

     (a) The Corporation's Registration Statement No. 333-59753 on Form S-1 filed with the SEC on July 24, 1998, together with the amendments thereto on Form S-1/A filed with the SEC on September 30, 1998, April 15, 1999 and May 6, 1999, respectively, and the post-effective amendment filed on June 2, 1999;

     (b) The Registrant's prospectus filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended (the "1933 Act") filed with the SEC on May 7, 1999, in connection with the Registrant's Registration Statement No. 333-59753, in which there is set forth the audited financial statements for the Registrant's fiscal year ended December 31, 1998; and

     (c) The Corporation's Registration Statement No. 000-24707 on Form 8-A12G filed with the SEC on July 28, 1998, in which are described the terms, rights and provisions applicable to the Corporation's outstanding Common Stock.

          All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

          Not Applicable

Item 5.  Interests of Named Experts and Counsel

          Not Applicable.

Item 6.  Indemnification of Directors and Officers

          The Registrant's Certificate of Incorporation limits the liability of directors of the Registrant (in their capacity as directors but not in their capacity as officers) to the Registrant or its stockholders to the fullest extent permitted by the Delaware General Corporations Law. Specifically, directors will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporations Law, which relates to unlawful payments of dividends or unlawful stock repurchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

          The Certificate of Incorporation and Bylaws require the directors and officers of the Registrant to be indemnified and permit the advancement to them of expenses in connection with actual or threatened proceedings and claims arising out of their status as such, to the fullest extent permitted by the Delaware General Corporations Law. Prior to consummation of the offerings, the Registrant will enter into indemnification agreements with each of its directors and executive officers that provide for indemnification and expense advancement to the fullest extent permitted under the Delaware General Corporations Law.

Item 7.  Exemption from Registration Claimed

         Not Applicable.

Item 8.  Exhibits

Exhibit Number             Exhibit
--------------             -------
   4                       Instruments Defining the Rights of Stockholders.
                           Reference is made to Registrant's Registration
                           Statement No. 000-24707 on Form 8-A12G, together with
                           any exhibits thereto, which are incorporated herein
                           by reference pursuant to Item 3(c) to this
                           Registration Statement.
   5                       Opinion and consent of Brobeck, Phleger & Harrison LLP.
   23.1                    Consent of Ernst & Young LLP, Independent Auditors.
   23.2                    Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
   24                      Power of Attorney.  Reference is made to page II-4 of this Registration Statement.
   99.1                    1998 Stock Option/Stock Issuance Plan.
   99.2                    Form of Notice of Grant of Stock Option.
   99.3                    Form of Stock Option Agreement.
   99.4                    Form  of  Addendum  to  Stock  Option  Agreement   (Involuntary   Termination  Following
                           Corporate Transaction/Change in Control).
   99.5                    Form of Addendum to Stock Option Agreement (Limited Stock Appreciation Right).
   99.6                    Form of Stock Issuance Agreement.
   99.7                    Form  of  Addendum  to  Stock  Issuance  Agreement  (Involuntary  Termination  Following
                           Corporate Transaction/Change in Control).
   99.8                    Form of Notice of Grant of Non-Employee Director - Automatic Stock Option (Initial).
   99.9                    Form of Notice of Grant of Non-Employee Director - Automatic Stock Option (Annual).
   99.10                   Form of Automatic Stock Option Agreement.
   99.11                   Employee Stock Purchase Plan.
   99.12                   Form of Enrollment/Change Form.
   99.13                   Form of Stock Purchase Agreement.

Item 9.  Undertakings

          A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by
Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1998 Stock Option/Stock Issuance Plan and Employee Stock Purchase Plan.

          B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas on this 19th day of July, 1999.

                                        INET TECHNOLOGIES, INC.


                                        By: /s/ ELIE S. AKILIAN
                                           -------------------------------------
                                                  Elie S. Akilian
                                                  Chief Executive Officer,
                                                  President and Director


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

          That the undersigned officers and directors of Inet Technologies, Inc., a Delaware corporation, do hereby constitute and appoint Elie S. Akilian, President, Chief Executive Officer and Director and Mark A. Weinzierl, Executive Vice President, Secretary and Director and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

          IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                       Title                                              Date
---------                                       -----                                              ----
/s/ SAMUEL S. SIMONIAN                          Chairman of the Board                          July 19, 1999
-------------------------------
Samuel S. Simonian



/s/ ELIE S. AKILIAN                             President, Chief Executive Officer             July 19, 1999
-------------------------------                 and Director
Elie S. Akilian


/s/ MARK A. WEINZIERL                           Executive Vice President,                      July 19, 1999
-------------------------------                 Secretary and Director
Mark A. Weinzierl

/s/ WILLIAM H. MINA                             Senior Vice President-Finance                  July 19, 1999
-------------------------------                 and Administration and Director
William H. Mina



/s/ JAMES R. ADAMS                              Director                                       July 19, 1999
-------------------------------
James R. Adams



/s/ GRANT A. DOVE                               Director                                       July 19, 1999
-------------------------------
Grant A. Dove

                                  EXHIBIT INDEX

Exhibit Number      Exhibit
--------------      -------
   4                Instruments Defining the Rights of Stockholders.
                    Reference is made to Registrant's Registration
                    Statement No. 000-24707 on Form 8-A12G, together with
                    any exhibits thereto, which are incorporated herein
                    by reference pursuant to Item 3(c) to this
                    Registration Statement.
   5                Opinion and consent of Brobeck, Phleger & Harrison LLP.
   23.1             Consent of Ernst & Young LLP, Independent Auditors.
   23.2             Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
   24               Power of Attorney.  Reference is made to page II-4 of this Registration Statement.
   99.1             1998 Stock Option/Stock Issuance Plan.
   99.2             Form of Notice of Grant of Stock Option.
   99.3             Form of Stock Option Agreement.
   99.4             Form of Addendum to Stock Option Agreement (Involuntary Termination Following
                    Corporate Transaction/Change in Control).
   99.5             Form of Addendum to Stock Option Agreement (Limited Stock Appreciation Right).
   99.6             Form of Stock Issuance Agreement.
   99.7             Form of Addendum to Stock Issuance Agreement (Involuntary Termination Following
                    Corporate Transaction/Change in Control).
   99.8             Form of Notice of Grant of Non-Employee Director - Automatic Stock Option (Initial).
   99.9             Form of Notice of Grant of Non-Employee Director - Automatic Stock Option (Annual).
   99.10            Form of Automatic Stock Option Agreement.
   99.11            Employee Stock Purchase Plan.
   99.12            Form of Enrollment/Change Form.
   99.13            Form of Stock Purchase Agreement.